The Aegis Funds (the “Trust”)
Aegis Value Fund (the “Fund”)

Supplement dated November 14, 2019 to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated April 30, 2019

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (the “Board”) of the Trust, based on the recommendation of Aegis Financial Corporation, the investment advisor to the Fund (the “Advisor”), the Board approved certain changes relating to the Fund, as described below:

1.	Change in the Primary Benchmark Index for the Fund.

Effective November 30, 2019, the primary benchmark index for the Aegis Value Fund will change from the Russell 2000® Value Index to the S&P SmallCap 600 Pure Value Index based on the Advisor’s determination that the S&P SmallCap 600 Pure Value Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

2.	Decrease of the minimum initial investment amount for Class I shares.

Effective at the close of business on December 13, 2019, the minimum initial investment for Class I shares of the Fund is being lowered from $1 million to $10,000 for non-IRA accounts and $5,000 for IRA accounts.

3.    Conversion of Class A shareholders into Class I shares.

Effective at the close of business on December 13, 2019 (the “Conversion Date”), the outstanding Class A shares of the Fund will be converted to Class I shares of the Fund (the “Class Conversion”). The Fund will cease offering Class A shares after the close of business on December 6, 2019. The Class Conversion will be completed based on the share class relative net asset values on the Conversion Date, without the imposition of any sales charge or any other charge. As a result of the Class Conversion, shareholders holding Class A shares of the Fund as of the Conversion Date will benefit from the Class I share’s lower shareholder fees and annual fund operating expenses relative to the Class A shares.

In addition, for Class A shareholders currently enrolled in the Automatic Investment Plan or Systematic Withdrawal Plan, after the Class Conversion such shareholders will automatically begin purchasing Class I shares through the Automatic Investment Plan or redeeming their Class I shares through the Systematic Withdrawal Plan under the same terms and conditions. Likewise, following the Class Conversion, reinvested distributions will be reinvested in Class I shares.

The Class Conversion is intended to be tax-free, meaning that the Fund’s Class A shareholders will become Class I shareholders without realizing any gain or loss for federal tax purposes, although each shareholder should consult with his or her own tax adviser.

Please see the Fund’s Prospectus for more information about the fees and expenses associated with Class I shares of the Fund.

No action is required to effect the Class Conversion.

Effective as of the Conversion Date, all references to Class A shares are deleted from the Summary Prospectus, Prospectus and Statement of Additional Information.

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Please keep this supplement for further reference.